UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2015

PLASMATECH BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4848 Lemmon Avenue, Suite 517, Dallas, TX                                                                                                75219
       (Address of principal executive offices)                                                                                                (Zip Code)

(214) 905-5100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 24, 2015, PlasmaTech Biopharmaceuticals, Inc. (the “Company”) issued a press release announcing that the Company had closed an upsized $7 million private placement of common stock with Knoll Capital Management and one additional global institutional fund manager. The private financing is comprised of 2,333,333 shares of common stock, at a price of $3.00 per share.

A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference.

Item 9.01    Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 24, 2015, entitled “PlasmaTech Biopharmaceuticals Announces Closing of Upsized $7 Million Private Placement”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plasmatech Biopharmaceuticals, Inc.
(Registrant)

By:   /s/ Stephen B. Thompson
       ------------------------------
                                                                                               Stephen B. Thompson
Vice President Finance
Chief Accounting Officer

Date:  April 24, 2015

EXHIBIT INDEX

Exhibit Number

99.1	Press release dated April 24, 2015, entitled “PlasmaTech Biopharmaceuticals Announces Closing of Upsized $7 Million Private Placement”